                                                                    Exhibit 99.1



                    MELLON BANK CORPORATION AND SUBSIDIARIES
                 AND THE BOSTON COMPANY, INC. AND SUBSIDIARIES
                      PRO FORMA CONDENSED INCOME STATEMENT
                                  (UNAUDITED)


                               TABLE OF CONTENTS



                                                                    Page
                                                                    ----
Pro Forma Condensed Income Statement for the
 Year Ended December 31, 1993                                         1

Notes to Pro Forma Condensed Income Statement for the
 Year Ended December 31, 1993                                         2





NOTE: The following pro forma condensed income statement is intended for informational purposes and is not indicative of the future results of operations of Mellon Bank Corporation (the "Corporation") had the acquisition of The Boston Company, Inc. ("TBC") been completed on January 1, 1993. This transaction was recorded under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. The pro forma condensed income statement is presented as if the acquisition had been effective on January 1, 1993. The pro forma condensed income statement for the year ended December 31, 1993, combines TBC's results of operations for the period from January 1, 1993 through May 20, 1993 and the Corporation's historical results of operations for the year ended December 31, 1993, which include TBC's results of operations from May 21, 1993, to December 31, 1993. This pro forma condensed income statement should be read in conjunction with the Corporation's Annual Report on Form 10-K for the year ended December 31, 1993.

                    MELLON BANK CORPORATION AND SUBSIDIARIES
                 AND THE BOSTON COMPANY, INC. AND SUBSIDIARIES
                    PRO FORMA CONDENSED INCOME STATEMENT(a)
                          YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)


                                    TBC as         Pro Forma                            MBC as         Pro Forma
(dollar amounts in                 Reported       Adjustments                          Reported       Adjustments
 millions, except per              1/1/93 -         Prior to           TBC as          1/1/93 -           and           Pro Forma
 share amounts)                    5/20/93        Closing Date        Adjusted         12/31/93        Financing        Combined
                                   --------       ------------        --------         --------       -----------       ---------
Interest revenue
- - ----------------
Loans and loan fees                    $115(b)            $ --            $115           $1,587             $  --          $1,702
Money market investments                 28(b)              --              28              116               (12)(e)         132
Trading account securities               --                 --              --               15                --              15
Securities                               30(b)              --              30              243                --             273
                                       ----               ----            ----           ------             -----          ------
        Total interest revenue          173                 --             173            1,961               (12)          2,122
Interest expense
- - ----------------
Deposits                                 55                 --              55              454                --             509
Federal funds purchased, repurchase
 agreements, U.S. Treasury tax and
 loan demand notes and other
 purchased funds                         44                 --              44               79                (3)(f)         120
Notes and debentures                     --                 --              --              121                 4 (g)         125
                                       ----               ----            ----           ------             -----          ------
        Total interest expense           99                 --              99              654                 1             754
                                       ----               ----            ----           ------             -----          ------
        Net interest revenue             74                 --              74            1,307               (13)          1,368
Provision for credit losses               3                 --               3              125                --             128
                                       ----               ----            ----           ------             -----          ------
        Net interest revenue after
         provision for credit losses     71                 --              71            1,182               (13)          1,240
Noninterest revenue
- - -------------------
Fee revenue                             158                 (5)(d)         153            1,189                --           1,342
Gains on sale of securities               1                 (1)(c)          --               87                --              87
                                       ----               ----            ----           ------             -----          ------
        Total noninterest revenue       159                 (6)            153            1,276                --           1,429
Operating expense
- - -----------------
Staff expense                           112                 (3)(d)         109              745                --             854
Net occupancy expense                    14                 --              14              168                --             182
Equipment expense                        26(b)              (1)(d)          25              113                --             138
Amortization of goodwill, intangibles
 and issue costs                         --                 --              --              122                14 (h)         136
Merger expenses                          --                 --              --              175              (175)(i)          --
Other expense                            29(b)             (13)(d)          16              535                --             551
                                       ----               ----            ----           ------             -----          ------
        Total operating expense         181                (17)            164            1,858              (161)          1,861
                                       ----               ----            ----           ------             -----          ------
Income before income taxes               49                 11              60              600               148             808
Provision for income taxes               28                 (1)(d)          27              239                53 (i)(j)      319
                                       ----               ----            ----           ------             -----          ------
Net income                             $ 21               $ 12            $ 33           $  361             $  95          $  489
                                       ====               ====            ====           ======             =====          ======


Earnings per share(l):
- - ------------------
   Primary                                                                               $ 4.63                            $ 6.48(l)
   Fully diluted                                                                           4.63                              6.48(l)
Average number of common shares and equivalents
(in thousands):
   Primary                                                                               65,179                            66,475(k)
   Fully diluted                                                                         65,270                            66,566(k)


See accompanying notes to the pro forma condensed income statement





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
NOTES TO PRO FORMA CONDENSED INCOME STATEMENT FOR THE
YEAR ENDED DECEMBER 31, 1993


(a) The pro forma condensed income statement for the year ended December 31, 1993 combines the historical results of operations of the Corporation and TBC as if the transaction had been completed and the related financing been completed on January 1, 1993. The pro forma income statement uses historical revenue, expense, and interest rates to the extent possible; however, certain estimates and assumptions were necessary. Purchase accounting adjustments assumed in this pro forma income statement may change as additional information becomes available. The pro forma adjustments include the effects of removing the financial results of nine subsidiaries of TBC that were conveyed to Shearson via dividend prior to the closing date of the transaction. The pro forma condensed income statement is intended for informational purposes and is not indicative of the future results of operations of the combined company or of the results of operations that would have been obtained had the transactions actually taken place on January 1, 1993.

(b) Certain amounts in TBC's income statement have been reclassified to conform with the presentation used by the Corporation.

(c) To eliminate non-temporary valuation adjustments recorded by TBC on investment securities that Shearson purchased from TBC prior to the closing date.

(d) To eliminate revenues and expenses recorded on nine subsidiaries of TBC that were conveyed via dividend to Shearson prior to the closing date of the transaction.

(e) To eliminate the estimated interest revenue earned on the net proceeds of the debt and equity issuances that were invested in money market investments following these issuances in the first quarter of 1993.
      Under its capital financing plan, the Corporation issued common stock on January 25, 1993 for $229 million, net of $6 million of transaction costs; $193 million of Series K preferred stock, net of $6 million of transaction costs; and the debt issuances discussed below in note (g). The income statement adjustment for 1993 was calculated using the Corporation's weighted average interest rates for money market investments for this period.

(f) To reflect the decrease in interest expense that would have resulted had the net decrease in purchased funds, resulting primarily from the issuance of senior debt, occurred at the beginning of the period. The income statement adjustment for 1993 was calculated using the Corporation's weighted average interest rates for federal funds purchased for this period.

(g) To reflect the increase in interest expense that would have resulted had the Corporation issued notes and debentures related to the capital financing plan at the beginning of the period. These include $200 million of 6-1/2% Senior Notes (issued January 1993), $150 million of 6-7/8% Subordinated Debentures (issued March 1993), and $200 million of Floating Rate Senior Notes (issued April 1993). Actual interest rates were used to calculate the income statement adjustment to interest expense for these notes and debentures.

NOTES TO PRO FORMA CONDENSED INCOME STATEMENT FOR THE
YEAR ENDED DECEMBER 31, 1993
(continued)

(h) To reflect the amortization of the noncompete covenant and goodwill that would have been recorded had the transaction been effective January 1, 1993 based on the $457 million of goodwill and other intangibles recorded. The estimated lives used to calculate the straight-line amortization of the noncompete covenant and goodwill were 7 and 20 years, respectively.

(i) To eliminate the $175 million of merger expenses resulting directly from this transaction, including the related $63 million tax benefit, recorded by the Corporation, as these expenses do not represent ongoing expenses of the Corporation.

(j) The tax effects of all pro forma adjustments, except the merger expenses described in note (i) above, were calculated at a presumed statutory tax rate, which was the Corporation's average combined statutory rate for federal, state and local taxes. This average combined statutory rate was 40% for 1993.

(k) The pro forma average number of shares outstanding for 1993 reflects the issuance to Shearson of 2.5 million shares of common stock and 4,312,500 shares issued in a public offering in January 1993. The number of shares used for the earnings per share calculation also reflects the dilutive effect of the warrants to purchase an additional 3 million shares of the Corporation's common stock issued to Shearson had they been issued on January 1, 1993, as further discussed in note (l).

(l) Primary earnings per share is computed by dividing net income applicable to common shareholders (net income reduced by dividends on preferred stock) plus Series D dividends, if dilutive, by the total of the average number of common shares outstanding and any additional dilutive effect of the Series D preferred stock, stock options, warrants, common stock subscription rights and Series D preferred stock subscriptions (common stock equivalents) outstanding during the period. The dilutive effect of the common stock equivalents was computed using the average market price of the Corporation's common stock for the period.





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
NOTES TO PRO FORMA CONDENSED INCOME STATEMENT FOR THE
YEAR ENDED DECEMBER 31, 1993
(continued)

(l)  (continued)

     Fully diluted earnings per share is computed based on the total of the average number of common shares, common stock equivalents, and other dilutive items outstanding during the period. The dilutive effect of the warrants issued in connection with the transaction was computed using the average market price of the Corporation's common stock for the period.

     Earnings per share for the year ended December 31, 1993 are based on the following information:

                                                                                       MBC as            Pro
(dollar amounts in millions, share amounts in thousands)                              reported          Forma
                                                                                      --------          -----
Net income                                                                             $   361         $   489
Preferred stock dividends                                                                   63              64(m)
                                                                                       -------         -------
                                                                                           298             425
Series D preferred stock dividends                                                           4               4
                                                                                       -------         -------
Net income after adding back Series D
     preferred stock dividends (both primary
     and fully diluted)                                                                $   302         $   429
                                                                                       =======         =======

Average common and common equivalent shares
     outstanding (primary)                                                              65,179          65,179
Pro forma common shares issued                                                              --           1,296(k)
                                                                                       -------         -------
Average common shares outstanding (primary)                                             65,179          66,475
                                                                                       =======         =======

Average common, common equivalent shares
     and other dilutive items outstanding
     (fully diluted)                                                                    65,270          65,270
Pro forma common shares issued                                                              --           1,296(k)
                                                                                       -------         -------
Average common shares outstanding (fully diluted)                                       65,270          66,566
                                                                                       =======         =======


(m) To reflect the dividends that would have been paid had the Series K preferred stock, issued January 25, 1993 under the capital financing plan, been issued at the beginning of 1993. The dividend rate used for this calculation was 8.20%, the actual rate on the Series K preferred stock.





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